UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

Strategic Storage Trust II, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-190983

MD	46-1722812
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As reported earlier, on August 14, 2014, Strategic Storage Trust II, Inc. (the “Registrant”), through 26 wholly-owned subsidiaries of its operating partnership, Strategic Storage Operating Partnership II, L.P. (the “Operating Partnership”), executed 26 partial assignments of the purchase and sale agreement originally executed by a subsidiary of the Registrant’s sponsor on July 9, 2014, with unaffiliated third parties (the “26 Property Purchase Agreement”) for the acquisition of a portfolio of 26 self storage facilities (the “26 Property Portfolio”). The 26 Property Portfolio consists of 14 self storage facilities located in California; four self storage facilities located in Michigan; three self storage facilities located in Colorado; two self storage facilities located in Illinois and one self storage facility located in each of New Jersey, Washington and Maryland. The aggregate purchase price for the 26 Property Portfolio is approximately $129.4 million, plus closing costs and acquisition fees. As reported earlier, on January 23, 2015, the Registrant closed on the purchase of the first phase (the “First Phase”) of the 26 Property Portfolio which consisted of seven self storage facilities for approximately $26.3 million, plus closing costs and acquisition fees, on January 29, 2015, the Registrant closed on the purchase of the second phase (the “Second Phase”) of the 26 Property Portfolio which consisted of five self storage facilities for approximately $28.6 million, plus closing costs and acquisition fees, on February 5, 2015, the Registrant closed on the purchase of the third phase (the “Third Phase”) of the 26 Property Portfolio which consisted of seven self storage facilities for approximately $45.8 million, plus closing costs and acquisition fees, and on February 19, 2015, the Registrant closed on the purchase of the fourth phase (the “Fourth Phase”) of the 26 Property Portfolio which consisted of two self storage facilities for approximately $10.9 million, plus closing costs and acquisition fees.

On May 8, 2015, the Registrant closed on three self storage facilities located in Michigan representing the fifth phase (the “Fifth Phase”) of the acquisition of the 26 Property Portfolio for a purchase price of approximately $11.9 million, plus closing costs and acquisition fees, which was funded with a combination of proceeds from issuances of Series A Cumulative Redeemable Preferred Units (the “Preferred Units”) in the Operating Partnership, as described further below, and a draw of approximately $6.5 million under the KeyBank Facility, as described further below. The Registrant incurred acquisition fees of approximately $200,000 in connection with the Fifth Phase of the acquisition of the 26 Property Portfolio. The three properties acquired in the Fifth Phase consist of approximately 1,720 units and approximately 197,400 net rentable square feet of storage space. The average physical occupancy of the three properties acquired in the Fifth Phase was approximately 86% as of the date of acquisition.

On May 8, 2015, SSTI Preferred Investor, LLC (the “SSTI Preferred Investor”) invested approximately $3 million in the Operating Partnership (the “Preferred Equity Investment”) and the SSTI Preferred Investor received approximately 120,000 Preferred Units in the Operating Partnership. The Registrant used the proceeds from the Preferred Equity Investment to fund a portion of the purchase price of the acquisition of the Fifth Phase of the 26 Property Portfolio. The issuances of the Preferred Units are governed by the Series A Cumulative Redeemable Preferred Unit Purchase Agreement and Amendment No. 1 to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, each as described earlier in the Form 8-K filed by the Registrant on November 6, 2014.

In order to finance a portion of the Fifth Phase of the 26 Property Portfolio, the Registrant borrowed approximately $6.5 million under the KeyBank Facility. The KeyBank Facility and the terms of the KeyBank Credit Agreement are described in the Form 8-K filed by the Registrant on January 26, 2015. The amount drawn was in the form of a Eurodollar Loan under the KeyBank Credit Agreement which will bear interest at approximately 3.4%. Pursuant to a joinder agreement by the three special purpose entities wholly-owned by the Operating Partnership (the “Property SPEs”) in favor of KeyBank as administrative agent, the three properties acquired under the Fifth Phase now serve as additional collateral under the KeyBank Credit Agreement and the Property SPEs now serve as additional borrowers.

A summary of the properties acquired in the Fifth Phase of the 26 Property Portfolio is as follows:

Property	Address	Purchase Price	Year Built	Approx. Sq. Ft. (net)	Approx. Units	Physical Occupancy(1)
Warren I - MI	27203 Groesbeck Hwy, Warren, MI 48089	$3,437,000	1996	63,100	500	80%
Warren II - MI	24623 Ryan Road, Warren, MI 48091	$3,637,000	1987	52,100	490	86%
Troy - MI	262 E. Maple Road, Troy, MI 48083	$4,817,000	1988	82,200	730	90%

TOTAL		$11,891,000		197,400	1,720

(1)	Represents the occupied square feet divided by total rentable square feet as of the date of acquisition.

Strategic Storage Property Management II, LLC, an indirect subsidiary of SmartStop Self Storage, Inc., the sponsor of the Registrant, will manage the three properties acquired in the Fifth Phase of the 26 Property Portfolio and will be paid a one-time fee of $3,750 for each of the properties. In addition, Strategic Storage Property Management II, LLC will be paid management fees in an amount equal to the greater of $3,000 per month or 6% of the gross monthly revenues collected from the three properties.

The Registrant expects the acquisitions of the remaining two properties of the 26 Property Portfolio to close during the second quarter of 2015. The Registrant expects to fund the additional phases of the 26 Property Portfolio with the application of the earnest money deposit in connection with the 26 Property Portfolio and draws under the KeyBank Facility.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Acquired.

Since it is impracticable to provide the required financial statements for the acquired real property described in Item 2.01 at the time of this filing and no financials (audited or unaudited) are available at this time, the Registrant hereby confirms that it intends to file the required financial statements on or before July 24, 2015 by amendment to this Form 8-K.

(b) Pro forma financial information.

See paragraph (a) above.

(d) Exhibits.

None.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST II, INC.

Date: May 14, 2015	By:	/s/ Michael S. McClure

Michael S. McClure
Executive Vice President, Chief Financial Officer and Treasurer